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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated February 9, 2000, in the Registration Statement on Form S-3 and related prospectus of Ribozyme Pharmaceuticals, Inc. for the registration of 3,622,500 shares of its common stock.

Denver, Colorado

April 4, 2000